Inventories	12 Months Ended
Dec. 31, 2017
Inventories
Inventories

11.Inventories

	December 31, 2017	December 31, 2016
Product inventory	2,219	1,573
Work in progress	648	800
Consumable inventory	1,059	976

Total	3,926	3,349

In 2017, the Company recognized in the income statement a provision in respect of the net realizable value of product inventory, in the amount of US$86 (2016: US$199 and 2015: US$518).

Product inventories by segments are presented in note 3(b).

Accounting policy

Inventories are stated at the lower of cost or the net realizable value. The inventory production cost is determined on the basis of variable and fixed costs, direct and indirect costs of production, using the average cost method. At each statement of financial position date, inventories are assessed for impairment and a provision for losses on obsolete or slow-moving inventory may be recognized. The write-downs and reversals are included in “Cost of goods sold and services rendered”.